UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
February 27, 2024

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3255609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant’s Telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 280.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 280.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 280.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§280.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Certain portions of our press release dated February 27, 2024, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

● The 1st through 6th, paragraphs and portions of the 7th, 9th and 10th paragraphs a relating to results of operations

● The 11th through 14th paragraphs relating to results of operations, and the 15th paragraph relating to balance sheet information

● The 22nd through 25th paragraphs relating to the conference call to be held on February 28, 2024

● The tables of unaudited consolidated statements of income and consolidated balance sheets

Item 7.01. Regulation FD Disclosure

Certain portions of our press release dated February 27, 2024, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

● The 8th and 9th full paragraphs and portions of the 10th paragraph relating to 2024 new product launches and brand extensions

● Paragraphs 16 through 18 relating to 2024 guidance

● Paragraphs 26 and 27, about Inter Parfums, Inc.

● Portions of the 7th paragraph and paragraph 28 relating to forward looking statements

● The balance of such press release not otherwise incorporated by reference in Items 2.02 or 8.01

Item 8.01 Other Matters

Certain portions of our press release dated February 27, 2024, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 8.01. They are as follows:

● The 19th and 20th paragraphs relating to the increase of our cash dividend are incorporated by reference herein.

● The 21st paragraph relating to the Share Buyback Program

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated February 27, 2024

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: February 27, 2024

Inter Parfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood
Chief Financial Officer